UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): 11/3/2010

Commission File Number

Kraton Performance Polymers, Inc.	001-34581
Kraton Polymers LLC	333-123747

Kraton Performance Polymers, Inc.

Kraton Polymers LLC

(Exact name of registrant as specified in its charter)

Kraton Performance Polymers, Inc.	Delaware	20-0411521
Kraton Polymers LLC	Delaware	26-3739386
	(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

15710 John F. Kennedy Blvd., Suite 300

Houston, TX 77032

(Address of principal executive offices, including zip code)

281-504-4700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition

On November 3, 2010, Kraton Performance Polymers, Inc. (NYSE: KRA) issued a press release announcing its financial results for the quarter ended September 30, 2010. Kraton announced that it will hold a conference call and web cast to discuss these results on Thursday, November 4, 2010 at 9:00 a.m. eastern time. A copy of the press release is attached hereto as exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits

(c) Exhibits

Exhibit 99.1: Kraton Performance Polymers, Inc. Press Release dated November 3, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kraton Performance Polymers, Inc.

Date: November 3, 2010	By:	/s/ Stephen E. Tremblay
Stephen E. Tremblay
Chief Financial Officer

Kraton Polymers LLC

Date: November 3, 2010	By:	/s/ Stephen E. Tremblay
Stephen E. Tremblay
Chief Financial Officer

Exhibit Index

Exhibit No.	Description

EX-99.1	Kraton Performance Polymers, Inc. Press Release dated November 3, 2010